SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2008

CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-32410 (Commission File Number)	98-0420726 (IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

Not Applicable

 (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  Celanese Corporation hereby (i) amends and restates, in its entirety, Item 5.02 of the Current Report on Form 8-K (the “8-K”) filed with the Securities and Exchange Commission on December 17, 2008, and (ii) amends the 8-K by adding Item 9.01 and the exhibits set forth therein, as set forth below.  This amendment primarily corrects the description of the vesting of awards following a Change in Control and the vesting date of the performance-vesting awards.

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Celanese Corporation (the “Company”) approved a long-term incentive program (the “2008 LTIP”) pursuant to which the Company made (i) awards of time-vesting cash to all of its executive officers and certain other key employees (each, a “Participant”), (ii) an award of Performance Units to Mr. Weidman, and (iii) awards of performance-vesting restricted stock units (“Performance RSUs”) to the Participants (other than Mr. Weidman).  The Performance RSUs were granted under the Company’s 2004 Stock Incentive Plan.  The Committee approved awards under the 2008 LTIP to the Company’s named executive officers in the following amounts:

Executive Officer	Number of Performance RSUs at Target	Number of Performance Units at Target	Value of Time-Vesting Cash LTI Award ($)

David N. Weidman	N/A	200,000	$1,000,000
Steven M. Sterin	13,400	N/A	$1,800,000
James S. Alder	16,700	N/A	$750,000
John J. Gallagher III	21,700	N/A	$975,000
Douglas M. Madden	21,700	N/A	$975,000
Jay C. Townsend	8,400	N/A	$375,000
John A. O’Dwyer	8,400	N/A	$375,000

Performance-Vesting Restricted Stock Units

In connection with the approval noted above, the Company will enter into a Performance-Vesting Restricted Stock Unit Award Agreement (the “Performance RSU Agreement”) with each of the Participants (other than Mr. Weidman).  The percentage of the target number of Performance RSUs awarded that may vest on October 14, 2011, is subject to the achievement of specified levels of (i) Operating EBITDA during the 2009 and 2010 fiscal years and (ii) “Total Shareholder Return” as compared to peer companies during the period that commenced December 1, 2008 through September 30, 2011, and is set forth in the following schedule:

		Relative TSR Achieved
		Below Threshold	Target	Stretch
Operating EBITDA Achieved	Below Threshold	0%	0%	0%
	Target	50%	100%	150%
	Stretch	75%	150%	225%

Upon the termination of a Participant’s employment with the Company by reason of death or disability, Performance RSUs in an amount equal to (i) the target number of Performance RSUs granted multiplied by (ii) a fraction, the numerator of which is the number of full months between December 11, 2008 and the date of such termination, and the denominator of which is thirty-four, such product to be rounded down to the nearest whole number (the “Prorated Amount”), shall immediately vest and become deliverable to the Participant.  Upon the termination of a Participant’s employment with the Company without cause, Performance RSUs in an amount equal to the Prorated Amount shall vest and be deliverable to the Participant on the scheduled vesting date, subject to adjustment for the achievement of the performance goals outlined above and as applied to all other Participants.  Upon the termination of a Participant’s employment with the Company for any other reason, the Performance RSU award shall be forfeited and cancelled without consideration.

If a Participant’s employment with the Company is terminated without cause following a Change in Control, the target number of Performance RSUs will immediately vest and become payable to the Participant within 30 days of such termination.  If the RSU award is not assumed by the Participant’s new employer in connection with a Change in Control, or a substitute award is not made, the target number of Performance RSUs will fully vest upon the Change in Control, and shall be paid to the Participant within 30 days after the Change in Control occurs.

The description of the Performance RSU Agreement contained herein is qualified in its entirety by reference to the form of Performance RSU Agreement that is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Performance Unit Award Agreement with David N. Weidman

In connection with the approval noted above, the Company made a grant of Performance Units (to be settled in cash) rather than a grant of Performance RSUs to Mr. Weidman.  Except as otherwise noted in this section, the terms of the Performance Unit Award Agreement (the “Performance Unit Agreement”) with Mr. Weidman are substantially similar to the terms of the Performance RSU Agreement entered into with the other executive officers.  The value of each Performance Unit is equivalent to the value of one share of the Company’s Series A Common Stock (“Common Stock”) and any amounts that may vest under the Performance Unit Award Agreement are to be settled in cash, rather than shares of Common Stock.  Notwithstanding the foregoing, at any time the Committee may elect to convert all or any portion of the Performance Unit award to an award of an equivalent value of Performance RSUs.  If the Committee elects to convert the Performance Units, Mr. Weidman shall receive a number of Performance RSUs equal to the number of Performance Units granted to Mr. Weidman.

The description of the Performance Unit Award Agreement contained herein is qualified in its entirety by reference to the Performance Unit Award Agreement, dated December 11, 2008, between the Company and David N. Weidman, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Time-Vesting Cash LTI Awards

In connection with the approval noted above, the Company will also enter into a Long-Term Incentive Cash Award Agreement (the “Cash Award Agreement”) with each of the Participants (including Mr. Weidman).  Each award of cash will vest 30% on October 14, 2009, 30% on October 14, 2010 and 40% on October 14, 2011.

Upon the termination of a Participant’s employment with the Company by reason of death or disability or by the Company without cause, cash in amount equal to (i) the value of the cash award granted multiplied by (ii) a fraction, (x) the numerator of which is the number of full months between December 11, 2008 and the date of such termination, and (y) the denominator of which is thirty-four, such product to be rounded down to the nearest whole number, and reduced by (iii) the value of any cash award that previously vested, shall immediately vest and become payable to the Participant as soon as reasonably practicable.  Upon the termination of a Participant’s employment with the Company for any other reason, any unvested portion of the cash award shall be forfeited and cancelled without consideration.

If a Participant’s employment with the Company is terminated without cause following a Change in Control, the cash award will immediately vest and become payable to the Participant within 30 days of such termination.  If the cash award is not assumed by the Participant’s new employer in connection with a Change in Control, or a substitute award is not made, the cash award will fully vest upon the Change in Control, and shall be paid to the Participant within 30 days after the Change in Control occurs.

The Committee may elect at any time to convert all or any portion of the cash award into time-vesting restricted stock units.  If the Committee elects to convert the cash award, the Participant shall receive a number of time-vesting restricted stock units equal to (i) the value of the unvested portion of the cash award being converted divided by (ii) the average of the high and low sale price of the Common Stock on the day of such election.

The description of the Cash Award Agreement contained herein is qualified in its entirety by reference to the form of Time-Vesting Cash Award Agreement that is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Long-Term Incentive Award Claw-Back Agreement

In connection with the 2008 LTIP and the awards of Performance RSUs, Performance Units and cash thereunder, each Participant is required to execute a Long-Term Incentive Award Claw-Back Agreement.  The Long-Term Incentive Award Claw-Back Agreements (the “LTI Claw-Back Agreement”) contain provisions prohibiting the Participant from (i) disclosing confidential or proprietary information and (ii) soliciting customers of, or competing with, the Company for a period of one year following the termination of the Participant’s employment with the Company for any reason.  If the Participant violates any of these provisions, the Participant will (i) cease vesting and forfeit any rights or interest in cash LTI awards, restricted stock units, stock options or any other form of equity award that was granted on or after December 11, 2008 and that vested during the period one year prior to the earlier of (a) the Participant’s violation of the terms of the LTI Claw-Back Agreement and (b) the termination of the Participant’s employment with the Company and (ii) be required to deliver to the Company any amount received under any cash LTI award or gain realized on any stock option exercises or any other transaction relating to an equity grant by the Company on or after December 11, 2008 that were consummated during the period one year prior to the earlier of (x) the Participant’s violation of the terms of the LTI Claw-Back Agreement and (y) the termination of the Participant’s employment with the Company.

The description of the LTI Claw-Back Agreement contained herein is qualified in its entirety by reference to the form of Long-Term Incentive Claw-Back Agreement that is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits

Exhibit Number	Description
10.1	Form of Performance-Vesting RSU Award Agreement.
10.2	Performance Unit Award Agreement, dated December 11, 2008, between the Company and David N. Weidman.
10.3	Form of Long-Term Incentive Cash Award Agreement.
10.4	Form of Long-Term Incentive Award Claw-Back Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

Date: January 26, 2009	By:	/s/ Robert L. Villaseñor
Name: Robert L. Villaseñor
Title: Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Performance-Vesting RSU Award Agreement.
10.2	Performance Unit Award Agreement, dated December 11, 2008, between the Company and David N. Weidman.
10.3	Form of Long-Term Incentive Cash Award Agreement.
10.4	Form of Long-Term Incentive Award Claw-Back Agreement.